Exhibit 3.1

	Filed in the Office of	Business Number
E0232292017-6
	Secretary of State State Of Nevada	Filing Number
20232997727
FRANCISCO V. AGUILAR Secretary of State 202 North Carson Street Carson City, Nevada 89701-4201 (775) 684-5708 Website: www.nvsos.gov		Filed On 3/2/2023 1:55:00 PM
Number of Pages
1

Certificate of Change Pursuant to NRS 78.209
TYPE OR PRINT – USE DARK INK ONLY – DO NOT HIGHLIGHT

INSTRUCTIONS:

1. Enter the curret name as on file with the Nevada Secretary of State and enter the Entity or Nevada Business Identification Number (NVID).

2. Indicate the current number of authorized shares and par value, if any, and each class or series before the change.

3. Indicate the number of authorized shares and par value, if any of each class or series after the change.

4. Indicate the change of the affected class or series of issued, if any, shares after the change in exchange for each issued share of the same class or series.

5. Indicate provisions, if any, regarding fractional shares that are affected by the change.

6. NRS required statement.

7. This section is optional. If an effective date and time is indicated the date must not be more than 90 days after the date on which the certificate is filed.

8. Must be signed by an Officer. Form will be returned if unsigned.

1. Entity Information:	Name of entity as on file with the Nevada Secretary of State:
Assure Holdings Corp
Entity or Nevada Business Identification Number (NVID): E0232292017-6
2. Current Authorized Shares:	The current number of authorized shares and the par value, if any, of each class or series, if any, of shares before the change: Common Stock Authorized: 180,000,000, par value $0.001
3. Authorized Shares After Change:	The number of authorized shares and the par value, if any, of each class or series, if any, of shares after the change: Common Stock Authorized: 9,000,000, par value $0.001
4. Issuance:

The number of shares of each affected class or series, if any, to be issued after the change in exchange for each issued share of the same class or series:

20:1 Reverse Stock Split. Each twenty (20) shares of issued and outstanding common stock will consolidate into one (1) share of common stock.

5. Provisions:

The provisions, if any, for the issuance of fractional shares, or for the payment of money or the issuance of scrip to stockholders otherwise entitled to a fraction of a share and the percentage of outstanding shares affected thereby:

No fractional shares will be issued. Any fractional shares resulting from the reverse stock split will be rounded up to the nearest whole share.

6. Provisions:	The required approval of the stockholders has been obtained.
7. Effective date and time: (optional)	Date: 03/04/2023	Time: 12:01 a.m.
(must not be later than 90 days after the certificate is filed)
8. Signature: (Required)	X	CFO	03/02/2023
	Signature of Officer	Title	Date

This form must be accompanied by appropriate fees.

If necessary, additional pages may be attached to this form.	Page 1 of 1
Revised: 12/15/2022

	Filed in the Office of	Business Number
E0232292017-6
	Secretary of State State Of Nevada	Filing Number
20211716261
BARBARA K. CEGAVSKE Secretary of State 202 North Carson Street Carson City, Nevada 89701-4201 (775) 684-5708 Website: www.nvsos.gov		Filed On 8/31/2021 8:00:00 AM
Number of Pages
1

Certificate of Change Pursuant to NRS 78.209
TYPE OR PRINT – USE DARK INK ONLY – DO NOT HIGHLIGHT

INSTRUCTIONS:

1. Enter the curret name as on file with the Nevada Secretary of State and enter the Entity or Nevada Business Identification Number (NVID).

2. Indicate the current number of authorized shares and par value, if any, and each class or series before the change.

3. Indicate the number of authorized shares and par value, if any of each class or series after the change.

4. Indicate the change of the affected class or series of issued, if any, shares after the change in exchange for each issued share of the same class or series.

5. Indicate provisions, if any, regarding fractional shares that are affected by the change.

6. NRS required statement.

7. This section is optional. If an effective date and time is indicated the date must not be more than 90 days after the date on which the certificate is filed.

8. Must be signed by an Officer. Form will be returned if unsigned.

1. Entity Information:	Name of entity as on file with the Nevada Secretary of State:
ASSURE HOLDINGS CORP
Entity or Nevada Business Identification Number (NVID): E0232292017-6
2. Current Authorized Shares:	The current number of authorized shares and the par value, if any, of each class or series, if any, of shares before the change: Common Stock Authorized: 900,000,000, par value $0.001
3. Authorized Shares After Change:	The number of authorized shares and the par value, if any, of each class or series, if any, of shares after the change: Common Stock Authorized: 180,000,000, par value $0.001
4. Issuance:

The number of shares of each affected class or series, if any, to be issued after the change in exchange for each issued share of the same class or series:

5:1 Reverse Stock Split. Each five (5) shares of issued and outstanding common stock, par value $0.001, will be consolidated into one (1) share of common stock, par value $0.001.

5. Provisions:

The provisions, if any, for the issuance of fractional shares, or for the payment of money or the issuance of scrip to stockholders otherwise entitled to a fraction of a share and the percentage of outstanding shares affected thereby:

No fractional shares will be issued. Any fractional shares resulting from the reverse stock split will be rounded up to the nearest whole share.

6. Provisions:	The required approval of the stockholders has been obtained.
7. Effective date and time: (optional)	Date: 09/07/2021	Time: 5:30 p.m. (ET)
(must not be later than 90 days after the certificate is filed)
8. Signature: (Required)	X
		President	August 30, 2021
		Title	Date
This form must be accompanied by appropriate fees.
If necessary, additional pages may be attached to this form.		Page 1 of 1
Revised: 1/1/2019

BARBARA K. CEGAVSKE
Secretary of State
202 North Carson Street
Carson City, Nevada 89701-4201
(775) 684-5708
Website: www.nvsos.gov

Certificate of Change Pursuant to NRS 78.209
TYPE OR PRINT – USE DARK INK ONLY – DO NOT HIGHLIGHT

INSTRUCTIONS:

1. Enter the current name as on file with the Nevada Secretary of State and enter the Entity or Nevada Business Identification Number (NVID).

2. Indicate the current number of authorized shares and par value, if any, and each class or series before the change.

3. Indicate the number of authorized shares and par value, if any of each class or series after the change.

4. Indicate the change of the affected class or series of issued, if any, shares after the change in exchange for each issued share of the same class or series.

5. Indicate provisions, if any, regarding fractional shares that are affected by the change.

6. NRS required statement.

7. This section is optional. If an effective date and time is indicated the date must not be more than 90 days after the date on which the certificate is filed.

8. Must be signed by an Officer. Form will be returned if unsigned.

1. Entity Information:	Name of entity as on file with the Nevada Secretary of State:
ASSURE HOLDINGS CORP
Entity or Nevada Business Identification Number (NVID): E0232292017-6
2. Current Authorized Shares:	The current number of authorized shares and the par value, if any, of each class or series, if any, of shares before the change: Common Stock Authorized: 900,000,000, par value $0.001
3. Authorized Shares After Change:	The number of authorized shares and the par value, if any, of each class or series, if any, of shares after the change: Common Stock Authorized: 180,000,000, par value $0.001
4. Issuance:

The number of shares of each affected class or series, if any, to be issued after the change in exchange for each issued share of the same class or series:

5:1 Reverse Stock Split. Each five (5) shares of issued and outstanding common stock, par value $0.001, will be consolidated into one (1) share of common stock, par value $0.001.

5. Provisions:

The provisions, if any, for the issuance of fractional shares, or for the payment of money or the issuance of scrip to stockholders otherwise entitled to a fraction of a share and the percentage of outstanding shares affected thereby:

No fractional shares will be issued. Any fractional shares resulting from the reverse stock split will be rounded up to the nearest whole share.

6. Provisions:	The required approval of the stockholders has been obtained.
7. Effective date and time: (optional)	Date: 09/07/2021		Time: 5:30 p.m. (ET)
(must not be later than 90 days after the certificate is filed)
8.Signature: (Required)	X		President
		Signature of Officer	Title	Date
This form must be accompanied by appropriate fees.
If necessary, additional pages may be attached to this form.			Page 1 of 1
Revised: 1/1/2019

	Filed in the Office of	Business Number
E0232292017-6
	Secretary of State State Of Nevada	Filing Number
20201078227
BARBARA K. CEGAVSKE Secretary of state 2022 North Carson Street Carson City, Nevada 89701-4201 (775) 684-5708 Website: www.nvsos.gov		Filed On 11/23/2020 10:00:00 AM
Number of Pages
1

Registered Agent Acceptance/Statement of Change (PURSUANT TO NRS 77.310, 77.340, 77.350, 77.380)
TYPE OR PRINT – USE DARK INK ONLY – DO NOT HIGHLIGHT
1. Entity information:	Name of represented entity:
Assure Holdings Corp
Entity or Nevada Business Identification Number (NVID): (for entities currently on file)
2. Registered Agent Acceptance:	☑ Registered Agent Acceptance
3. Information Being Changed:

Statement of Change takes the following effect: (select only one)

☐ Appoints New Agent (complete section 5)

☐ Update Represented Entity Acting as Registered Agent (complete sections 5)

☐ Update Registered Agent Name (complete sections 4 & 5)

☐ Update Registered Agent Address (complete sections 4 & 5)

4. Registered Agent Information Before the Change: (Non- commercial registered agents ONLY)	Name of Registered Agent OR Title of Office or Position with Entity
Nevada
	Street Address	City	Zip Code
Nevada
	Mailing Address (if different from street address)	City	Zip Code
5. Newly Appointed Registered Agent or Registered Agent Information After the Change:	☑ Commercial Registered Agent:(name only below)	☐ Noncommercial Registered Agent (name and address below	☐ Office or Position with Entity (title or position and address below)
InCorp Services, Inc. Name of Registered Agent OR Title of Office or Position within Entity
Nevada
	Street Address	City	Zip Code
Nevada
	Mailing Address (if different from street address)	City	Zip Code
6. Electronic Notification: (Optional)	Email address for electronic for “Non-Commercial” or “Office or Positions with Entity” registered agents only
7. Certificate of Acceptance of Appointment of Registered Agent: (Required)
I hereby accept appointment as Registered Agent for the above named Entity.

x
	Karla Vazquez on behalf of InCorp Services, Inc.		11/11/2020
	Authorized Signature of Registered Agent or On Behalf of Registered Agent Entity		Date
8. Signature of Represented Entity: (Required)	x		11/11/2020
	Authorized Signature On Behalf of the Entity		Date

FEE: $60.00		Page 1 of 1
This form must be accompanined by appropriate fees.		Revised: 1/1/2019

*090204*

BARBARA K. CEGAVSKE	Filed in the Office of Secretary of State State Of Nevada	Business Number E0232292017-6
Secretary of State
202 North Carson Street		Filing Number 20170214967-89
Carson City, Nevada 89701-4201
(775) 684-5708		Filed On 05/17/2017
Website: www.nvsos.gov
Number of Pages 1

Certificate of Amendment
(PURSUANT TO NRS 78.385 AND 78.390)

USE BLACK INK ONLY - DO NOT HIGHLIGHT	ABOVE SPACE IS FOR OFFICE USE ONLY

Certificate of Amendment to Articles of Incorporation

For Nevada Profit Corporations

(Pursuant to NRS 78.385 and 78.390 - After Issuance of Stock)

1.	Name of corporation:
Montreux Capital Corp.

2.	The articles have been amended as follows: (provide article numbers, if available)

The name of the corporation has been changed from Montreux Capital Corp. to Assure Holdings Corp
3.	The vote by which the stockholders holding shares in the corporation entitling them to exercise at least a majority of the voting power, or such greater proportion of the voting power as may be required in the case of a vote by classes or series, or as may be required by the provisions of the articles of incorporation* have voted in favor of the amendment is:________100%_________
4.	Effective date and time of filing: (optional) Date:__________________ Time:__________________

(must not be later than 90 days after the certificate is filed)

5.	Signature: (required)

X

Signature of Officer

*If any proposed amendment would alter or change any preference or any relative or other right given to any class or series of outstanding shares, then the amendment must be approved by the vote, in addition to the affirmative vote otherwise required, of the holders of shares representing a majority of the voting power of each class or series affected by the amendment regardless to limitations or restrictions on the voting power thereof.

IMPORTANT:Failure to include any of the above information and submit with the proper fees may cause this filing to be rejected.

This form must be accompained by appropriate fees.	Nevada Secretary of State State Amend Profit-After
Revised: 1-5-15

*140503*

BARBARA K. CEGAVSKE	Filed in the Office of Secretary of State State Of Nevada	Business Number E0232292017-6
Secretary of State
202 North Carson Street		Filing Number 20170212506-76
Carson City, Nevada 89701-4201
(775) 684-5708		Filed On 05/15/2017
Website: www.nvsos.gov
Number of Pages 1

Articles of Domestication
(PURSUANT TO NRS 92A.270)

USE BLACK INK ONLY – DO NOT HIGHLIGHT	ABOVE SPACE IS FOR OFFICE USE ONLY

1. Entity Name and Type of Domestic Entity as set forth in its Constituent Documents:	Montreux Capital Corp. Corporation formed under the British Columbia Business Corporations Act.
2. Entity Name Before Filing Articles of Domestication:	Montreux Capital Corp.
3. Date and Jurisdiction of Original Formation:	September 24, 2007 British Columbia, Canada
4. Jurisdiction that Constituted the Principal Place of Business, Central Administration or Equivalent of the Undomesticated Entity Immediately Before Articles of Domestication:	British Columbia, Canada
5. Signature of Authorized Representative:	X
5.12.17
	Authorized Signature	Date

Filing Fee: $350.00

IMPORTANT: This document must be accompanied by the appropriate constituent document for the type of domestic entity described in article 1 above and the filing fees.

This form must be accompanied by appropriate fees.	Nevada Secretary of State NRS B2A Domestication
Revised: 1-5-15

*040105*
BARBARA K. CEGAVSKE	Filed in the Office of Secretary of State State Of Nevada	Business Number E0232292017-6
Secretary of State
202 North Carson Street		Filing Number 20170212507-87
Carson City, Nevada 89701-4201
(775) 684-5708		Filed On 05/15/2017
Website: www.nvsos.gov
Number of Pages 2

Articles of Incorporation
(PURSUANT TO NRS CHAPTER 78)

USE BLACK INK ONLY – DO NOT HIGHLIGHT	ABOVE SPACES IS FOR OFFICE USE ONLY
1. Name of Corporation:	Montreux Captial Corp.
2. Registered Agent for Service of Process: (check only one box)	☒ Commercial Registered Agent:	Corporation Trust Company of Nevada
Name
	☐ Noncommercial Registered Agent (name and address below)	OR	☐ Office or Position with Entity (name and address below)

Name of Noncommercial Registered Agent OR Name of Title of Office or Other Position with Entity
Nevada
	Street Address		City	Zip Code
Nevada
	Mailing Address (if different from street address)		City	Zip Code
3. Authorized Stock: (number of shares corporation is authorized to issue)	Number of Shares with par value:	Par value per share: $	Number of shares without par value:
	900,000,000	.001		0
4. Names and Addresses of the Board of Directors/Trustees: (each Director/Trustee must be a natural person at least 18 years of age; attach additional page if more than two directors/trustees)	1) Ian M. Burns
Name
	La Maison Godaine, Los Godaines	St. Martin	GY	GY4 6QL
	Street Address	City	State	Zip Code
2) Laurie W. Sadler
Name
	3785 Mallard Place	Nanoose Bay	BC	V9P 9H1
	Street Address	City	State	Zip Code
5. Purpose: (optional; required only if Benefit Corporation status selected)	The purpose of the corporation shall be:	6. Benefit Corporation:
(see Insrtuctions)
☐ Yes
7. Name, Address and Signature of Incorporator: (attach additional page if more than one incorporator)

I declare, to the best of my knowledge under penalty of perjury, that the information contained herein is correct and acknowledge that pursant to NRS 239.330, It is a category C felony to knowingly offer any false or forged instrument for filling in the Office of the Secretary of state.

	Jeffrey B. Lightfoot (counsel to Corporation)	X
	Name	Incorporator Signature
	PO Box 49130, 2900- 595 Burrard St	Vancouver	BC	V7X 1J5
	Address	City	State	Zip Code
8. Certificate of Acceptance of Appointment of Registered Agent:	I hereby accept appointment as Registered Agent for the above named Entity.
	X			5.12.17
	Authorized Signature of Registered Agent or On Behalf of Registered Agent Entity			Date
This form must be accompanied by appropriate fees.	Nevada Secretary of State NRS 78 Articles Revised: 1-5-15

*180304*

BARBARA K. CEGAVSKE
Secretary of State
202 North Carson Street
Carson City, Nevada 89701-4201
(775) 684-5708
Website: www.nvsos.gov

Registered Agent Acceptance (PURSUANT TO NRS 77.310)

This form may be submitted by: a Commercial Registered Agent, Noncommercial Registered Agent or Represented Entity. For more information please visit http://www.nvsos.gov/index.aspx?page=141

USE BLACK INK ONLY – DO NOT HIGHLIGHT		ABOVE SPACE IS FOR OFFICE USE ONLY
Certificate of Acceptance of Appointment by Registered Agent
In the matter of Montreux Capital Corp.
Name of Represented Business Entity
I, Corporation Trust Company of Nevada		am a:
Name of Appointed Registered Agent OR Represented Entity Serving as Own Agent*
(complete only one)
a) ☒ commercial registered agent listed with the Nevada Secretary of State,
b) ☐ noncommercial registered agent with the following address for service of process:
Nevada
Street Address	City	Zip Code
Nevada
Mailing Address (if different from street address)	City	Zip Code
c) ☐ represented entity accepting own service of process at the following address:

Title of Office or Position of Person in Represented Entity
Nevada
Street Address	City	Zip Code
Nevada
Mailing Address (if different from street address)	City	Zip Code
and hereby state that on the above named business entity.	5.12.17	I accepted the appointment as registered agent for
Date
X		5.12.17
Authorized Signature of R.A. or On Behalf of R.A. Company		Date

*If changing Registered Agent when reinstating, officer’s signature required.
X
Signature of Officer	Date
Nevada Secretary of State Form RA Acceptance
Revised: 1-5-15